EQ PREMIER VIP TRUST

EQ/Aggressive Allocation Portfolio

EQ/Conservative Allocation Portfolio

EQ/Conservative-Plus Allocation Portfolio

EQ/Moderate Allocation Portfolio

EQ/Moderate-Plus Allocation Portfolio

SUPPLEMENT DATED AUGUST 12, 2022 TO THE PROSPECTUS DATED MAY 1, 2022

This Supplement updates certain information contained in the Prospectus dated May 1, 2022, of EQ Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain this document, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the document at the Trust’s website at www.equitable-funds.com.

The purpose of this supplement is to provide you with information regarding certain lower breakpoint levels and fee rates in the contractual advisory fee rate schedule applicable to the EQ Allocation Portfolios, effective October 1, 2022.

Effective October 1, 2022, the section of the Prospectus entitled “Management of the Trust — Advisory Fees” is amended to add the following information:

Effective October 1, 2022, the contractual rate of the advisory fee (as a percentage of a Portfolio’s average daily net assets) payable by each EQ Allocation Portfolio changed to the contractual fee rate shown in the following table.

Portfolios	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $4 Billion	Next $3 Billion	Thereafter
EQ/Conservative Allocation Portfolio	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Conservative-Plus Allocation Portfolio	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Moderate Allocation Portfolio	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Moderate-Plus Allocation Portfolio	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Aggressive Allocation Portfolio	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%

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